SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
21.	SUBSEQUENT EVENTS
On February 1, 2022, the Company completed the acquisition of 100% of the outstanding shares of AlsoEnergy for an aggregate purchase price of $695.0 million, consisting of approximately 75% in cash and approximately 25% in shares of the Company’s common stock. The acquisition was structured on a cash-free, debt free basis and subject to other customary adjustments as set forth in the purchase agreement.
The transaction combines the Company’s storage optimization capabilities with AlsoEnergy’s solar asset performance monitoring and control software. The Company will complete the initial accounting for the acquisition during the first quarter of 2022.